IMPORTANT NOTICE REGARDING CHANGE IN UNDERLYING INDEX

Telecommunications UltraSector ProFund

Supplement dated August 29, 2018

to the Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information dated

November 29, 2017, each as supplemented or amended

As of August 29, 2018, the Fund started using a new underlying index. All references to the Fund’s former index are hereby removed.

Fund	New Index Name	New Index Description
Telecommunications UltraSector ProFund	Dow Jones U.S. Select TelecommunicationsSM Index	The Dow Jones U.S. Select Telecommunications Index (the “Index”) measures the telecommunications sector of the U.S. equity market. Component companies include regional and long-distance carriers; cellular, satellite and paging service providers; producers of equipment including satellites, mobile telephones, fiber optics, switching devices, teleconferencing equipment and connectivity devices for computers. As of July 31, 2018, the Index included companies with capitalizations between $3.1 billion and $424.8 billion. The average capitalization of the companies comprising the Index was approximately $97.2 billion. The Index is published under the Bloomberg ticker symbol “DJSTEL.

The following supplements or replaces the corresponding information in the Fund’s Summary Prospectus:

PRINCIPAL INVESTMENT STRATEGIES

As of July 31, 2018, the Index was concentrated in the telecommunications, information technology and consumer discretionary industry groups.

PRINCIPAL RISKS

Consumer Discretionary Industry Risk — The Fund is subject to risks faced by companies in the consumer discretionary industry to the same extent as the Index is so concentrated, including: the fact that securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes, which can affect the success of consumer products.

Information Technology Industry Risk — The Fund is subject to risks faced by companies in the information technology industry to the same extent as the Index is so concentrated. Securities of information technology companies may be subject to greater volatility than stocks of companies in other market sectors. Like other technology companies, information technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions and government regulation and may have limited product lines, markets, financial resources or personnel. Information technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the information technology industry as a whole. The Fund is also subject to risks faced by companies in the internet software and services industry group to the same extent as the Index is so concentrated.

Media Industry Risk — The Fund is subject to the risks faced by companies in the media industry, which may include, among others, telecommunications, publishing, and entertainment companies, to the same extent as the Index is so concentrated, including: intense competition, particularly in formulation products and services using new technologies; the cyclical nature of revenues and earnings; a potential decrease in the discretionary income of targeted consumers; changing consumer tastes and interests; strong market reactions to technological developments; potential increases in state and federal government regulation; rapid obsolescence of products and services. The media industry may also be affected by risks that affect the broader consumer discretionary industry.

Software and Services Industry Risk — The Fund is subject to the risks faced by companies in the software and services industry to the same extent as the Index is so concentrated, including: competitive pressures, such as aggressive pricing (including fixed-rate pricing), technological developments (including product-specific technological change), changing domestic demand, and the ability to attract and retain skilled employees; availability and price of components; dependence on intellectual property rights, and potential loss or impairment of those rights; research and development costs; rapid product obsolescence; cyclical market patterns; evolving industry standards; and frequent new product introductions requiring timely and successful introduction of new products and the ability to service such products. The software and services industry may also be affected by risks that affect the broader information technology industry.

Telecommunication Services Industry Risk — The Fund is subject to risks faced by companies in the telecommunications services industry to the same extent as the Index is so concentrated, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations that may make various products and services obsolete. The Fund is also subject to risks faced by companies in the diversified telecommunication services group to the same extent as the Index is so concentrated.

AVERAGE ANNUAL TOTAL RETURNS

As of December 31, 2016	One Year	Five Year	Ten Years	Inception Date
Investor Class Shares				06/19/00
Before Taxes	33.43%	15.26%	4.03%
After Taxes on Distributions	33.43%	15.06%	3.14%
After Taxes on Distributions and Sale of Shares	18.92%	12.29%	2.99%
Service Class Shares	32.02%	14.09%	3.00%	06/19/00
S&P 500®#	11.96%	14.66%	6.95%
Dow Jones U.S. TelecommunicationsSM Index#	23.96%	12.22%	5.86%
Dow Jones U.S. Select Telecommunications Index#*	22.27%	13.28%	4.33%

#	Reflects no deduction for fees, expenses or taxes. Adjusted to reflect the reinvestment of dividends paid by companies in the index.
*

On August 29, 2018, the Fund’s underlying index changed from the Dow Jones U.S. Telecommunications Index to the Dow Jones U.S. Select Telecommunications Index. This change was made in order to match the Fund’s underlying index to its investment objective.

Please retain this supplement for future reference.